Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that (1) this Quarterly Report of CNL Hotels & Resorts, Inc. (the “Company”) on Form 10-Q for the three months ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (this “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Report fairly presents, in all material respects, the financial condition of the Company as of June 30, 2006 and December 31, 2005 and its results of operations for the three and six months ended June 30, 2006 and 2005.

/s/ C. Brian Strickland
Date: August 14, 2006	Name: C. Brian Strickland
Title: Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)